UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 1, 2022

KORU Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Drive, Mahwah, New Jersey	07430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Reference is made to the disclosure under Item 2.03 below which is hereby incorporated in this Item 1.01 by reference.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 29, 2022, KORU Medical Systems, Inc. (the “Company”) entered into a Loan Modification Extension Agreement (the “Modification Agreement”) with Keybank National Association (“Lender”) to modify its existing revolving line of credit with Lender in the amount of $3,500,000 (the “Loan”). Among other things, the Modification Agreement: (i) extends the maturity date of the Loan to June 1, 2023; (ii) changes the interest rate applicable to the Loan from Prime – 1.50% to Prime + 0%; (iii) releases the Company from its obligations under a certain security agreement dated June 24, 2021 pursuant to which the Company had previously granted the Lender a first priority security interest in all equipment, inventory, accounts, instruments, chattel paper and general intangibles of the Company (the “Security Agreement”); and (iv) replaces the Security Agreement with a new pledge security agreement dated June 29, 2022 by and between the Company and Lender (the “Pledge Agreement”), which Pledge Agreement grants Lender a first priority security interest in certain of the Company’s bank accounts as collateral security for the Loan.

The descriptions of the Modification Agreement and Pledge Agreement in this Item 2.03 are qualified in their entirety by reference to the full text of the Modification Agreement and Pledge Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Loan Modification Extension Agreement dated June 29, 2022 between KORU Medical Systems, Inc. and KeyBank National Association

10.2	Pledge Security Agreement dated June 29, 2022 between KORU Medical Systems, Inc. and KeyBank National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORU Medical Systems, Inc. (Registrant)

Date: July 6, 2022	By:	/s/ Thomas Adams
Thomas Adams Interim Chief Financial Officer